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                                                                 EXHIBIT 10.14.1

                         FIRST AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "AMENDMENT"), dated as of March 10, 1995, is entered into by and among FIBREBOARD CORPORATION (the "BORROWER"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative co-agent for the Lenders (the "ADMINISTRATIVE AGENT") and as collateral co-agent for the Lenders (the "COLLATERAL AGENT") (in such capacities, the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "LENDERS").

                                    RECITALS

     A. The Borrower, Lenders, and Agent are parties to an Amended and Restated Credit Agreement dated as of September 29, 1994 (the "CREDIT AGREEMENT") pursuant to which the Agent and the Lenders have extended certain credit facilities to the Borrower.

     B. The Borrower has requested that the Lenders agree to certain amendments of the Credit Agreement.

     C. The Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT.

          (a) The following additional definitions shall be inserted in Section 1.1(a) of the Credit Agreement in appropriate alphabetical order:

          "'EXCHANGED TIMBERLAND' is defined in CLAUSE (e) of SECTION 8.2.8."

          "'MAJOR EXCHANGE' is defined in CLAUSE (e) of SECTION 8.2.8."

          (b) Clause (e) of Section 8.2.8 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

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     "(e)  exchanges of Timberlands for other timberlands to become subject to the Lien of the Deeds of Trust hereunder pursuant to CLAUSE (d) of SECTION 10.10 (the "EXCHANGED TIMBERLAND"), and exchanges of timberland not constituting Collateral hereunder for other timberland, in each case in the ordinary course of business, with Persons who are not Affiliates of the Borrower, if:

               (i) the aggregate fair market value of all Timberland so exchanged by the Borrower and its Subsidiaries does not exceed on a cumulative basis $100,000,000 during the term of this Agreement;

               (ii) the Exchanged Timberland or other timberland to be received in exchange is of at least an equivalent fair market value to the Timberland or other timberland to be exchanged or, if such Exchanged Timberland or other timberland is not of at least an equivalent fair market value, the amount of any shortfall otherwise constitutes a permitted disposition under this SECTION 8.2.8;

               (iii) at the time of such exchange, no Default exists or shall result from such exchange;

               (iv) in the case of Timberland, the Collateral Agent has received copies of appraisals or valuations for the Timberlands to be exchanged and for the Exchanged Timberland to be received in the exchange, which appraisals or valuations shall, (x) in the case of any exchange where the Borrower is transferring properties (in one or a series of related transactions) having a fair market value in excess of $10,000,000 (a "MAJOR EXCHANGE"), be in form and substance satisfactory to the Collateral Agent and the Required Lenders, and be prepared by Mason, Bruce & Girard or other timber appraisers of recognized standing satisfactory to the Collateral Agent and the Required Lenders, and (y) in all other cases, shall be in form and substance satisfactory to the Collateral Agent and may be prepared by the Borrower or any of its Subsidiaries in such form and content as is usual and customary in accordance with past practices of the Borrower and its Subsidiaries; and

               (v)  in the case of Timberland, the requirements of CLAUSE (d) of
          SECTION 10.10 shall have been complied with; and"

          (c) Subclause (iii) of clause (f) of Section 8.2.8 of the Credit Agreement shall be amended by deleting the words "and the Required Lenders" in the third line of such subclause.

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          (d)  Clause (d) of Section 10.10 shall be amended and restated in its entirety as follows:

     "(d) In connection with a proposed release of Collateral under CLAUSES (e) or (f) of SECTION 8.2.8, the requirements set forth below shall apply in respect of such contemplated release:

           (i) The Borrower shall deliver the following items to the Collateral Agent, in form and substance satisfactory to the Collateral Agent, and, in the case of a Major Exchange, the Required Lenders:

               (A) a Collateral release notice or request, as applicable, including (1) a brief narrative description of the transaction, and
          (2) as applicable, for the specific transaction and on a cumulative basis since the Original Effective Date, the values of all Collateral released and summary of the terms thereof;

               (B)  in respect of releases under CLAUSE (e) of SECTION 8.2.8,
          (1) evidence of recordation (or recordation instructions) of Deeds of Trust (or amendments to any existing Deeds of Trust, as applicable) with respect to the Exchanged Timberland being received in exchange for the Timberland being released, such Deeds of Trust or amendments to be recorded substantially concurrently with any full or partial reconveyances of the Timberland being released, together with ALTA policies of title insurance, and including such endorsements and reinsurance as may be required by the Collateral Agent and, in the case of a Major Exchange, the Required Lenders, insuring the Liens created by such Deeds of Trust or amendments as being a perfected Lien against the Collateral described therein and subject only to such exceptions as are acceptable to the Collateral Agent and, in the case of a Major Exchange, the Required Lenders, and other Liens permitted by SECTION 8.2.3; (2) such consents, estoppels, tenant subordination agreements and other documents and instruments in connection with such Deeds of Trust or amendments as shall reasonably be deemed necessary by the Collateral Agent and, in the case of a Major Exchange, the Required Lenders; and (3) evidence that all other actions reasonably necessary or, in the opinion of the Collateral Agent and, in the case of a Major Exchange, the Required Lenders, desirable to perfect and protect the priority of the Lien created by such Deeds of Trust or amendments, and to enhance the Collateral Agent's ability to preserve and protect its interests in and access to such Exchanged Timberland, have been taken;

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               (C)  any title insurance endorsements that the Collateral Agent and, in the case of a Major Exchange, the Required Lenders, may reasonably require, in respect of each release of Collateral; and

               (D) such other items as the Collateral Agent and, in the case of a Major Exchange, the Required Lenders, may reasonably determine to be necessary, including certificates or other evidence of compliance with the provisions of this Agreement."

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

          (a) No Default or Event of Default has occurred and is continuing as of the date hereof.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, except as such enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) The representations and warranties set forth in Article VII (excluding, however, those contained in Section 7.7) of the Credit Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date); PROVIDED that Section 7.5 of the Credit Agreement shall be deemed to refer to the most recent date of the delivery of the financial statements referred to therein. Except as disclosed by the Borrower to the Administrative Agent and the Lenders pursuant to Section 7.7 of the Credit Agreement, the statements set forth in Section 6.2.1(b) of the Credit Agreement are true and correct as of the date hereof.

          (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

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     4.  EFFECTIVE DATE.  This Amendment will become effective as of March 10,
1995 (the "EFFECTIVE DATE"), PROVIDED that the Agent has received from the Borrower and the Required Lenders a duly executed counterpart of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the "CONSENT").

     5. RESERVATION OF RIGHTS. The Borrower acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Lenders to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.   MISCELLANEOUS.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and

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therein.  This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.1 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Borrower covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                            FIBREBOARD CORPORATION


                                            By:     /s/ Garold E. Swan
                                               ---------------------------
                                            Title:  Vice President &
                                                    Controller




                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION, as
                                            Administrative Agent and as
                                            Collateral Agent


                                            By:    /s/ Ivo Bakovic
                                               ---------------------------
                                            Title: Vice President


                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION, as a
                                            Lender


                                            By:    /s/ Michael J. Dasher
                                              ----------------------------
                                            Title: Vice President

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                                            ABN AMRO BANK N.V.


                                            By:    /s/ W. J. Millen
                                              --------------------------
                                            Title: Vice President, GVP

                                            By:    /s/ Larry Osborne
                                              --------------------------
                                            Title: Group Vice President


                                            NATIONSBANK OF NORTH CAROLINA, N.A.


                                            By:    /s/ Michael Tousignant
                                              ---------------------------
                                            Title: Assistant Vice President


                                            CORESTATES BANK N.A.


                                            By:    /s/ Robert Krant
                                               -------------------------
                                            Title: Vice President


                                            FIRST INTERSTATE BANK OF
                                            CALIFORNIA


                                            By:    /s/ Joellen Ademski
                                              --------------------------
                                            Title: Vice President


                                            WELLS FARGO BANK, N.A.


                                            By:    /s/ Joe Alexis
                                              --------------------------
                                            Title: Vice President


                                            THE BANK OF NOVA SCOTIA


                                            By:    /s/ Maarten Van Otterloo
                                               ---------------------------
                                            Title: Senior Relationship Manager


                                            SANWA BANK CALIFORNIA


                                            By:    /s/ Dan Stevens
                                               ---------------------------
                                            Title: Vice President

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                            GUARANTOR ACKNOWLEDGMENT
                                   AND CONSENT



                   The undersigned, each a guarantor or third party pledgor with respect to the Borrower's obligations to the Agent and the Lenders under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by Borrower of the foregoing First Amendment to Credit Agreement (the "AMENDMENT"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. Each of the undersigned hereby represents to the Agent and the Lenders that the execution, delivery and performance by such Person of this Consent have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. (Capitalized terms used herein have the meanings specified in the Amendment.)



                                         FIBREBOARD BOX & MILLWORK CORPORATION


Dated: March 10, 1995                    By:  /s/ Garold E. Swan
                                            ----------------------------------
                                         Title:  Controller/Treasurer



                                         PABCO METALS CORPORATION


Dated: March 10, 1995                    By:  /s/ Garold E. Swan
                                            ---------------------------------
                                         Title:  Controller/Treasurer


                                        8

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                                         SNIDER LUMBER PRODUCTS CO. INC.


Dated: March 10, 1995                    By:  /s/ Garold E. Swan
                                            --------------------------------
                                         Title:  Controller/Treasurer



                                         NORANDEX INC.


Dated: March 10, 1995                    By:  /s/ Garold E. Swan
                                            --------------------------------
                                         Title: Vice President & Treasurer

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